Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 19, 2004


                         Primary Business Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                                                86-0857752
 (State or other jurisdiction    (Commission File No.)    (IRS Employer
      of Jurisdiction)                                    Identification Number)

 433 Kitty Hawk Dr., Suite 226, Universal City, Texas                  78148
(Address of principal executive offices)                           (Postal Code)


        Registrant's telephone number, including area code: 210-658-4675

Registrant Primary Business Systems, Inc. Files this Amendment No. 1 to Form 8K dated February 19, 2004 to include additional disclosure regarding the change in its independent auditors as required under Item 304 of Regulation S-B.


Item 4.   Changes in Registrant's Certifying Accountant

(a)       Previous independent accountants

          (i) On February 19, 2004, the Registrant dismissed Sellers & Andersen, LLC from its position as the above company's independent accountants. Sellers & Andersen served as the independent auditors for the fiscal years ended December 31, 2002 and 2001.

          (ii) The audit reports of Sellers & Andersen, LLC for the fiscal year ended December 31, 2002 and 2001 did not contain an adverse opinion, disclaimer of opinion or modification of the opinion ;however, both reports did include an opinion regarding the Registrant's ability to continue as a going concern.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants. The new accountants, as disclosed below, have been retained to audit the registrant's financial statements for its fiscal year ended December 31, 2003.

           (iv) During the two most recent fiscal years ended December 31, 2003 and through the date of dismissal (February 19, 2004), there have been no disagreements between Registrant and Sellers & Andersen, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to make reference thereto in their report on the financial statements.

          (v) During the two most recent fiscal years ended December 31, 2003 and through the date of dismissal (February 19, 2004), there have been no reportable events (as defined in Regulation S-K Item 304 (a ) (1)(v)).

          (vi) The Registrant requested that Sellers & Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.


(b)       New independent accountants

          On February 19, 2004, the Registrant engaged Madsen & Associates, CPA's Inc, to audit its financial statements for the period ended December 31, 2003. During the two most recent fiscal years as well as during the period to its appointment on February 19, 2004 the Registrant has not consulted with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7,   Financial Statement and Exhibits

(c)       Exhibits;
          Revised Letter from Sellers & Andersen, LLC dated March 3, 2004.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8K Amendment No.1 to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Primary Business Systems, Inc.


                                                       /s/Patrick D. Matthews
                                                  ------------------------------
                                                    Name: Patrick D. Matthews
                                                   Title: Chairman and President

Date: March 3, 2004